                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Community Investors Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------
     (2)  Form, schedule or registration statement no.:

          ----------------------------------------------------------------------
     (3)  Filing party:

          ----------------------------------------------------------------------
     (4)  Date filed:

          ----------------------------------------------------------------------

September 17, 1997



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Community Investors Bancorp, Inc. The meeting will be held at the Longshot Restaurant, 1515 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 20, 1997 at 2:00 p.m., Eastern Time. The matters to be considered by shareholders at the Annual Meeting are described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

We appreciate your support and interest in Community Investors Bancorp, Inc.


Sincerely,


/s/ Dale C. Hoyles


Dale C. Hoyles
Chairman of the Board

                        COMMUNITY INVESTORS BANCORP, INC.
                            119 SOUTH SANDUSKY AVENUE
                               BUCYRUS, OHIO 44820
                                 (419) 562-7055

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on October 20, 1997

                                ----------------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Community Investors Bancorp, Inc. (the "Company") will be held at the Longshot Restaurant, 1515 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 20, 1997 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three (3) directors for a two-year term and until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the year ending June 30, 1998; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

        The Board of Directors has fixed September 8, 1997 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                            By Order of the Board of Directors

                                            /s/ Richard L. Cory
                                            Richard L. Cory
                                            Secretary

Bucyrus, Ohio
September 17, 1997

================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
================================================================================

                                 PROXY STATEMENT

                                ----------------

                        COMMUNITY INVESTORS BANCORP, INC.
                            119 SOUTH SANDUSKY AVENUE
                               BUCYRUS, OHIO 44820

                                ----------------


                       1997 ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 20, 1997



        This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Community Investors Bancorp, Inc. (the "Company"), an Ohio corporation which holds all of the outstanding stock of First Federal Savings and Loan Association of Bucyrus ("First Federal" or the "Association"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Longshot Restaurant, 1515 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 20, 1997 at 2:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about September 17, 1997.

        The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein and for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Richard L. Cory, Secretary, Community Investors Bancorp, Inc., 119 South Sandusky Avenue, Post Office Box 766, Bucyrus, Ohio 44820); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING


        Only shareholders of record at the close of business on September 8, 1997 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 916,371 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting except that votes may be cumulated for the election of directors. Cumulative voting means the right to vote, in person or by proxy, the number of shares owned by a stockholder for as many persons as there are directors to be elected (three) and for whose election the stockholder has a right to vote, or to cumulate votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of such stockholder's shares shall equal or by distributing such votes on the same principle among any number of candidates. Any shareholder wishing to cumulate his or her votes with respect to the election of directors must give notice to the Secretary of the Company of his or her intention to cumulate his or her vote and obtain a ballot or proxy from the Secretary of the Company for such purpose.

        The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors.

        Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will not be counted as votes cast for the election of directors and the proposal to ratify the appointment of the Company's independent auditors and, thus, will have no effect on the voting for the election of directors and the ratification of the auditors. Under rules of the New York Stock Exchange, the election of directors and the proposal to ratify the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

        The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors of the Company shall be divided into two classes as nearly equal in number as possible, and that the members of each class are to be elected for a term of two years and until their successors are elected and qualified. One class of directors is to be elected annually, and shareholders of the Company are permitted to cumulate their votes for the election of directors.

        No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. All nominees currently serve as directors of the Company.

        Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

        The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director of the Company.

                             NOMINEES FOR DIRECTOR FOR TWO-YEAR TERM EXPIRING IN 1999

                                                             POSITIONS HELD IN                    DIRECTOR
              NAME                     AGE                      THE COMPANY                       SINCE (1)
-----------------------------     -----------      -----------------------------------     --------------------

Dale C. Hoyles                          59         Chairman of the Board                            1974
Thomas P. Moore                         69         Director                                         1991
Brent D. Fissel,                        42         Director                                         1995
D.D.S.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                     DIRECTORS WITH TERMS EXPIRING IN 1998

                                                            POSITIONS HELD IN                   DIRECTOR
              NAME                      AGE(1)                 THE COMPANY                      SINCE (2)
------------------------------      -----------     --------------------------------     --------------------

John W. Kennedy                           56        Director, President and                       1972
                                                     Managing Officer
David M. Auck                             53        Director                                      1979
Richard L. Cory                           70        Director                                      1970
Philip E. Harris                          48        Director                                      1992


------------------------------------

(1)     As of June 30, 1997.

(2)     Includes service as a director of the Association.

        Each of the directors of the Company is also director of the Association. The business experience of each of the directors for at least the past five years is as follows:

        Dale C. Hoyles. Mr. Hoyles has served as Chairman of the Board of the Association since 1990 and as one of its directors since 1974. Until his retirement in November 1994, he was Senior Vice President/Treasurer of Centurion Financial which is a property and casualty insurance company located in Bucyrus, Ohio. Mr. Hoyles had been associated with Centurion Financial since 1973.

        Thomas P. Moore. Mr. Moore is the President and General Manager of Brokensword Broadcasting Co., which owns a radio station that broadcasts from Bucyrus, Ohio.

        John W. Kennedy. Mr. Kennedy has served as Managing Officer of the Association since 1972. He has been employed by the Association since 1969 and during that time has also served as Secretary and Executive Vice President.

        David M. Auck. Mr. Auck has served as Vice Chairman of the Board of the Association since 1990. He has been the owner of the Auck-Dostal Agency, an independent insurance agency, located in Bucyrus, Ohio since 1974. He also serves as a member of the Association's audit committee.

        Richard L. Cory. Mr. Cory is a member of the law partnership of Cory & Cory located in Bucyrus, Ohio.

        Philip E. Harris. Mr. Harris is employed by The Timken Company, a manufacturer and distributor of tapered roller bearings. He currently is the Company Manager of International Distribution activities. He also serves the Association as a member of its Personnel Committee.

        Brent D. Fissel, D.D.S. Dr. Fissel is a dentist who has had a private family practice in New Washington, Ohio since 1988. He also serves the Association as a member of its Personnel Committee.

  SHAREHOLDER NOMINATIONS

        Article X, Section D of the Company's Articles of Incorporation governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of shareholders called for the election of directors, and only by a shareholder who has complied with the notice provisions in that section. Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company not less than thirty days nor more than sixty days prior to such meeting: provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed to the Secretary of the Company not later than the close of the tenth day following the day on which notice of such meeting was mailed to stockholders.

        Each written notice of a shareholder nomination shall set forth: (a) the name, age, business address and, if known, the residence address of each nominee proposed in such notice; (b) the principal occupation or employment of each such nominee; and (c) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors of the Company and of the Association meet on a monthly basis. During the fiscal year ended June 30, 1997, the Board of Directors met 13 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during fiscal 1997. The Board of Directors of the Company had not established any committees in fiscal 1997. The Board of Directors of the Association has established an Executive Committee, an Audit Committee, a Personnel Committee and a Nominating Committee.

        Executive Committee. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of the Association between Board meetings. The Executive Committee consists of three outside directors appointed by the Chairman of the Board. If any member is unable to attend, the Managing Officer may appoint any other director to serve. The Executive Committee also serves as a Loan Committee that reviews all real estate loans. The Executive Committee met 51 times in fiscal 1996.

        Audit Committee. The Audit Committee, which is appointed by the Chairman of the Board and consists of Messrs. Auck (who serves as chairman), Cory and Moore has the right to inspect and review the records of the Association associated with its annual audit. The Committee meets annually with the Association's auditors and then is required to report the results of such meeting to the full board of directors. The Audit Committee met once during fiscal 1997.

        Personnel Committee. The Personnel Committee has the responsibility to review personnel policy and to recommend changes regarding employee salaries, fringe benefits and related personnel matters. Messrs. Moore (who serves as chairman), Harris and Fissel are members of the Personnel Committee, which met once during fiscal 1997.

        Nominating Committee. The Nominating Committee makes written nominations for directors at least 30 days prior to the annual meeting of shareholders. The committee is appointed by the Chairman of the Board at the Board of Directors' September meeting and consists of three members.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The following sets forth certain information with respect to the executive officers of the Company and the Association who are not directors, including their business experience for at least the past five years.

        Brian R. Buckley. Mr. Buckley has served the Association as a Vice President and Treasurer since 1979. He has been employed by the Association since 1974.

        Phillip W. Gerber. Mr. Gerber has served the Association as Vice President since January 1997. Prior to January 1997, he had served as Vice President of Farmers Citizens Bank, Bucyrus, Ohio, for 24 years.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company and (iii) all directors and executive officers of the Company and the Association as a group.

                                                                                COMMON STOCK
                                                                                BENEFICIALLY
                         NAME OF                                                OWNED AS OF
                     BENEFICIAL OWNER                                     SEPTEMBER 8, 1997(1)(2)
-------------------------------------------------------     ----------------------------------------------
                                                                         NO.                         %
                                                            --------------------------   -----------------
Jeffrey L. Gendell                                                      51,000                     5.6
200 Park Avenue, Suite 3900
New York, New York 10166

Community Investors Bancorp, Inc.(3)                                    88,577                     9.7
  Employee Stock Ownership Trust
  119 South Sandusky Avenue
  Bucyrus, Ohio  44820

Directors:
  David M. Auck (4)                                                     26,767                     2.9
  Richard L. Cory (5)                                                   12,903                     1.4
  Philip E. Harris (6)                                                   5,767                       *
  Brent D. Fissel, D.D.S.                                                  594                       *
  Dale C. Hoyles (7)                                                    10,708                     1.2
  John W. Kennedy (8)                                                   31,411                     3.4
  Thomas P. Moore (9)                                                   15,517                     1.7

All directors and executive officers                                   115,307                    12.4
  of the Company and the Association
  as a group (9 persons)

------------------------------------

*        Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.

(2) Based upon filing made pursuant to the Securities Exchange Act of 1934, as amended.

(3) The Community Investors Bancorp, Inc. Employee Stock Ownership Trust ("Trust") was established pursuant to the Community Investors Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Hoyles, Kennedy and Buckley, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 17,715 of the shares of Common Stock held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the shares held by the Trust.

(4) Includes 3,750 shares held by Heritage Rentals, a general partnership, and 8,250 shares held in a retirement account. Also includes 399 shares granted pursuant to the MRP which are scheduled to vest on October 23, 1997 and 1,879 shares which may be acquired upon the exercise of stock options.

(5) Consists of 2,449 shares held by Mr. Cory's spouse, 8,176 shares held in a retirement account, 399 shares granted pursuant to the MRP which are scheduled to vest on October 23, 1997 and 1,879 shares which may be acquired upon the exercise of stock options.

(6) One thousand five hundred of the indicated shares are held jointly with the director's spouse. Also includes 399 shares granted pursuant to the MRP which are scheduled to vest on October 23, 1997 and 1,879 shares which may be acquired upon the exercise of stock options.

(7) Includes 2,394 shares held by Mr. Hoyles' spouse. Also includes 399 shares granted pursuant to the MRP which are scheduled to vest on October 23, 1997 and 1,879 shares which may be acquired upon the exercise of stock options.

(8) Includes 11,280 held jointly with the director's spouse, 2,974 shares held by Mr. Kennedy's spouse, 601 shares held in a retirement account, 2,985 shares which have been allocated to Mr. Kennedy's account in the ESOP, 1,200 shares granted pursuant to the MRP which are scheduled to vest on November 1, 1997.

(9) Includes 750 shares held by Mr. Moore's spouse, 399 shares granted pursuant to the MRP which are scheduled to vest on October 23, 1997 and 1,879 shares which may be acquired upon the exercise of stock options.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Association for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer of the Association. No other executive officer had total compensation during the last three fiscal year which exceeded $100,000. The Company currently does not pay any separate compensation to its executive officers.

                                                                           ANNUAL COMPENSATION
                                                   -----------------------------------------------------------------
                                                                                                   OTHER
NAME AND PRINCIPAL           FOR THE YEAR ENDED                                                   ANNUAL
POSITION                          JUNE 30,             SALARY           BONUS                 COMPENSATION(1)
-----------------------      -----------------     ------------     ------------     -------------------------------

John W. Kennedy                 1997                  $72,000              ---                    ---
  President and                 1996                   69,336            4,208                    ---
  Managing Officer              1995                   64,800            7,820                    ---

                                                            LONG-TERM COMPENSATION
                                                ---------------------------------------------
                                   ALL                                               ALL
NAME AND PRINCIPAL                OTHER            STOCK         NUMBER             OTHER
POSITION                       COMPENSATION      GRANTS(2)     OPTIONS(3)      COMPENSATION(4)
-----------------------      --------------     ---------     ----------      ---------------

John W. Kennedy                  ---              $45,000         ---             $13,378
  President and                  ---               66,000       5,700              13,815
  Managing Officer                                    ---         ---                 ---


------------------------------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Association, the costs to the Association of providing such benefits to the named executive officers during the year ended June 30, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Consists of awards granted pursuant to the Company's 1995 Management Recognition Plan which options vest and are exercisable at the rate of 20% per year over a five-year period commencing on the first anniversary of the date of the grant.

(3) Consists of awards granted pursuant to the Company's 1995 Stock Option Plan which options vest and are exercisable at the rate of 20% per year over a five-year period commencing on the first anniversary of the date of the grant.

(4) Consists of amounts allocated during the years ended June 30, 1996 and June 30, 1997 pursuant to the ESOP based on a per share price of $15.00 and $17.00, respectively, per share on the date of allocation.

STOCK OPTIONS


         The following table discloses information regarding options exercised during the year ended June 30, 1997, and held at year-end, by the Chief Executive Officer.


                                                                              NUMBER OF OPTIONS AT
                                                                                  JUNE 30, 1997 (1)
                                                                      -----------------------------------
                               SHARES ACQUIRED          VALUE
           NAME                  ON EXERCISE          REALIZED          EXERCISABLE        UNEXERCISABLE
------------------------      ---------------     ---------------     ---------------     ---------------

John W. Kennedy                       --                  --             1,710               6,840

                                       VALUE OF OPTIONS AT
                                         JUNE 30, 1997(1)
                               --------------------------------
           NAME                  EXERCISABLE       UNEXERCISABLE
------------------------       ---------------    ---------------

John W. Kennedy                  $4,839              $19,357


---------------------------

(1)      Based on a per share market price of $12.75 at June 30, 1997.


COMPENSATION OF DIRECTORS

         Board Fees. In fiscal 1997, members of the Board of Directors of the Association were paid fees semiannually at the rate of $400 per Board of Directors meeting and $50 per committee meeting. The Chairman of the Board received a fee of $600 per Board of Directors meeting. Each director is also paid an annual fee of $50 and is permitted two absences annually without affecting his directors' fees.

SEVERANCE AGREEMENTS

         The Company and the Association (collectively the "Employers") have entered into severance agreements with Messrs. Kennedy, Buckley and Gerber (individually an "Executive Officer"). The Employers have agreed that in the event that the Executive Officer's employment is terminated as a result of certain adverse actions which are taken with respect to the Executive Officer's employment following a Change in Control of the Company or the Association, as defined, such Executive Officer will be entitled to a cash severance amount equal to 2.99 times his base salary.

         A Change in Control is generally defined in the severance agreement to include (i) the acquisition by any person of 25% or more of the Company's or the Association's outstanding voting securities and (ii) a change in a majority of the directors of the Company or the Association during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company or the Association, as applicable, at the beginning of such period. The current base salaries upon which a cash severance payment would be paid to Messrs. Kennedy, Buckley and Gerber are $72,000, $58,000 and $60,000, respectively.

         Each severance agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the Executive Officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

         Although the above-described severance agreements could increase the cost of any acquisition of control of the Company or the Association, management of the Company and the Association does not believe that the terms thereof would have a significant anti- takeover effect.

INDEBTEDNESS OF MANAGEMENT

         All of the Association's currently outstanding loans to its directors and executive officers were originally made either (i) in the ordinary course of business at substantially the same terms, including interest rates and collateral, as those prevailing at the time of the loans for comparable transactions with other persons and did not involve more than the normal risk of collectability or other unfavorable features or (ii) pursuant to a benefit or compensation program that is widely available to the employers of the Association and that does not give preference to any insider of the Association over other employees of the Association.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Grant Thornton, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Grant Thornton that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         For each of the years in the three-year period ended June 30, 1995, the Association's financial statements were audited by Ernst & Young LLP. The services of Ernst & Young LLP were discontinued in May 1996 and Grant Thornton was engaged in May 1996 and remains as the Company's independent auditors. The decision to change auditors was approved by the Board of Directors. Accordingly, the Association's financial statements at June 30, 1995 and 1994 and for each of the three fiscal years ended June 30, 1995 were audited by Ernst & Young LLP, and the financial statements at June 30, 1996 and 1997 and for the fiscal years ended June 30, 1996 and 1997 were audited by Grant Thornton.

         For the fiscal year ended June 30, 1995, 1994 and 1993 and up to the date of the discontinuation of services of Ernst & Young LLP, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton as independent auditors for the fiscal year ending June 30, 1998.

                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company, which is scheduled to be held in October 1998, must be received at the principal executive offices of the Company, 119 South Sandusky Avenue, Bucyrus, Ohio 44820, Attention: Richard L. Cory, Secretary, no later than May 21, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article X, Sections D and E of the Company's Code of Regulations, which provides that business at an annual meeting of shareholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. No shareholder proposals were received by the Company in connection with the Annual Meeting.


                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Shareholders for the year ended June 30, 1997 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO BRIAN R. BUCKLEY, COMMUNITY INVESTORS BANCORP, INC., P.O. BOX 766, 119 SOUTH SANDUSKY AVENUE, BUCYRUS, OHIO 44820. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY

                        COMMUNITY INVESTORS BANCORP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY INVESTORS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 20, 1997 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby appoints the Board of Directors of Community Investors Bancorp, Inc. (the "Company"), as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on September 8, 1997 at the Annual Meeting of Shareholders to be held at the Longshot Restaurant, located at 1515 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 20, 1997 at 2:00 p.m., Eastern Time, and any adjournment thereof.

1.       ELECTION OF DIRECTORS FOR TWO-YEAR TERM


/ /      FOR all nominees listed below       / /  WITHHOLD authority to
         (except as marked to the                 vote for all nominees
         contrary below)                          listed below


         Nominees for two-year term expiring in 1999:

Dale C. Hoyles, Thomas P. Moore and Brent D. Fissel, D.D.S.


Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the year ending June 30, 1998.



          / /  FOR            / /  AGAINST    / /  ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL SPECIFIED IN ITEM 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. IN THE DISCRETION OF THE PROXIES, SHARES REPRESENTED BY THIS PROXY MAY BE VOTED CUMULATIVELY WITH RESPECT TO THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED HEREIN. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


Date:                       , 1997
     -----------------------

                                                     ---------------------------
----------------------------                         Signature



                                                     ---------------------------
                                                     Signature


PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.


--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------